UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 3, 2020

TravelCenters of America Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-33274 (Commission file number)	20-5701514 (IRS Employer Identification No.)

24601 Center Ridge Road Westlake, Ohio		44145-5639
(Address of principal executive offices)		(Zip Code)

(440) 808-9100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 Par Value Per Share	TA	The Nasdaq Stock Market LLC
8.25% Senior Notes due 2028	TANNI	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2029	TANNL	The Nasdaq Stock Market LLC
8.00% Senior Notes due 2030	TANNZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2020, TravelCenters of America Inc. (the “Company”) and The RMR Group LLC (“RMR LLC”), which provides management services to the Company, entered into a separation agreement with William E. Myers, the Company’s former Executive Vice President, Chief Financial Officer and Treasurer, regarding the terms and conditions of Mr. Myers’ separation from the Company (the “Separation Agreement”). The Company previously reported Mr. Myers’ resignation from the Company in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 2, 2020.

Under the Separation Agreement, provided Mr. Myers signs and does not revoke a release of claims, and subject to the satisfaction of certain other conditions, the Company will pay Mr. Myers $300,000 in cash and will pay for certain outplacement services, and, in addition, the Company will fully accelerate the vesting of any unvested common shares of the Company previously awarded to Mr. Myers. Mr. Myers agreed that, so long as he owns shares in the Company, he will vote those shares at shareholders’ meetings in favor of nominees for director and proposals recommended by the Company’s Board of Directors.

The Separation Agreement contains other terms and conditions, including confidentiality, non-solicitation and other covenants, and a waiver and release.  It also contains certain terms relating to RMR LLC and other companies to which RMR LLC or its affiliate provides management services.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation Agreement, dated March 3, 2020, by and between William E. Myers, TravelCenters of America Inc. and The RMR Group LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2020	TravelCenters of America Inc.

	By:	/s/ Jonathan M. Pertchik
Jonathan M. Pertchik
Chief Executive Officer